UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 2015

HYDROGEN FUTURE CORPORATION
(Exact  Name of Registrant as Specified in Charter)

Nevada	000-55153	20-5277531
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

2525 Robinhood Street, Suite 1100 Houston, TX		77005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (281) 436-6036

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrants Certifying Accountant.

Hydrogen Future Corporation has appointed John Scrudato, CPA as its auditor for the year ending September 30, 2015.

Mr. Scrudato offices in Califon, NJ.

Mr. Scrudato replaces Thomas Bravos, CPA, who resigned as the Company’s auditor.

There were no disagreements between Hydrogen Future Corporation and Mr. Bravos.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hydrogen Future Corporation

Date: May 11, 2015	By:	/s/ Frank Neukomm
Frank Neukomm
Chief Executive Officer